EXHIBIT 99.1

STEC Announces First Quarter 2011 Results

SANTA ANA, Calif., May 10, 2011 (GLOBE NEWSWIRE) -- STEC, Inc. (Nasdaq:STEC) announced today the Company's financial results for the first quarter ended March 31, 2011.

Revenue for the first quarter of 2011 was $94.9 million, an increase of 144.6% from $38.8 million for the first quarter of 2010 and an increase of 1.1% from $93.9 million for the fourth quarter of 2010.

GAAP gross profit margin was 42.4% for the first quarter of 2011, compared to 34.0% for the first quarter of 2010 and 45.2% for the fourth quarter of 2010. GAAP diluted earnings per share from continuing operations was $0.27 for the first quarter of 2011, compared to a GAAP diluted loss per share from continuing operations of $0.11 for the first quarter of 2010 and GAAP diluted earnings per share from continuing operations of $0.34 for the fourth quarter of 2010.

Non-GAAP gross profit margin was 42.5% for the first quarter of 2011, compared to 34.2% for the first quarter of 2010 and 45.3% for the fourth quarter of 2010. Non-GAAP diluted earnings per share from continuing operations was $0.32 for the first quarter of 2011, compared to a non-GAAP diluted loss per share from continuing operations of $0.08 for the first quarter of 2010 and non-GAAP diluted earnings per share from continuing operations of $0.35 for the fourth quarter of 2010.

The favorable financial results comparisons between the first quarter of 2011 and the first quarter of 2010 were impacted by the inventory carryover from 2009 into 2010 by one of our largest customers.

A reconciliation of GAAP to non-GAAP results is provided in the tables included in this release.

Business Outlook

"Our performance in the first quarter of 2011 produced one of the finest first-quarter financial results in STEC's history," said Manouch Moshayedi, STEC's Chairman and CEO. "The solid momentum from the second half of 2010 carried over into the first quarter of 2011 offsetting the typical seasonality trend.

"I am also pleased with the introduction of qualification samples of our next-generation ZeusIOPS® SSDs in the first quarter of 2011, marking an important milestone in the transition of our flagship product line based on controllers using FPGAs to controllers using ASICs. This transition is important since it will enable us to realize cost advantages over previous designs using more expensive FPGAs. We are further driving down the cost of our products by using MLC components - enhanced by our CellCare™ technology.  By applying this proprietary technology, we are able to achieve Enterprise-level endurance in our SSDs using standard MLC Flash. We believe that the increasing use of MLC will continue to drive adoption of SSDs in the Enterprise markets.

"It is important to note that the same ASIC design used in our ZeusIOPS SSDs is also being leveraged in our PCIe product line due out later this year. This allows us to optimize our engineering resources and technological advancements across a greater range of products. With the introduction of our latest generation of ZeusIOPS products, our MACH family of products, and the anticipated addition of our PCIe products, we will provide the marketplace with what we believe is the broadest portfolio of SSD solutions covering the Enterprise-storage spectrum."

Guidance

"While the recent earthquake and tsunami in Japan have not significantly impacted our access to Flash memory or other key components, some of our customers have experienced supply chain disruptions. Consequently, we anticipate that some of our customers whose supply chains have significant exposure to the most impacted areas of Japan may postpone or reduce their orders for our products in the second quarter of 2011. Due to these unforeseen factors, we are providing a wider than usual range of revenue and EPS targets for the second quarter of 2011. We expect that the shortage of materials experienced by these customers will be resolved in the coming quarters."

Taking this into consideration, STEC's current expectation for the second quarter of 2011 is as follows:

  Revenue to range from $80 million to $90 million.
  Diluted non-GAAP income per share to range from $0.21 to $0.30.

STEC's projected non-GAAP earnings per share results exclude employee stock compensation expense and other items that the Company does not consider indicative of its underlying business performance.

Conference Call

STEC will hold an open conference call to discuss results for the first quarter of 2011. The call will take place today at 1:30 p.m., Pacific/ 4:30 p.m., Eastern. The call-in numbers for the conference are (877) 645-6380 (United States and Canada) and (914) 495-8562 (International).

Webcast

This call will be webcast. The webcast can be accessed by clicking on the red "Investors" tab at the top of the home page at www.stec-inc.com. Then click on the "Audio Presentations" button.

Replay

The webcast will also be archived and available for replay beginning approximately two hours after the live call concludes.

About STEC, Inc. (Nasdaq:STEC)

STEC, Inc. is a leading global provider of solid-state drive technologies and solutions tailored to meet the high-performance, high-reliability needs of original equipment manufacturers (OEMs). With headquarters in Santa Ana, California and locations worldwide, STEC leverages almost two decades of solid-state drive knowledge and experience to deliver the most comprehensive line of solid-state drives to the storage industry.

For information about STEC and to subscribe to the Company's "Email Alerts" service, please visit STEC's web site at www.stec-inc.com, click on the red "Investors" tab at the top of the home page and then click "Email Alerts."

The STEC, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=1079

STEC, the STEC logo, ZeusIOPS, and CellCare are either registered trademarks or trademarks of STEC, Inc. in the United States and certain other countries. All other trademarks referred to herein are the property of their respective owners.

Use of Non-GAAP Financial Information To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), STEC uses non-GAAP financial measures (non-GAAP gross profit, non-GAAP gross profit percentage, non-GAAP operating expenses, non-GAAP operating income, non-GAAP income from continuing operations and non-GAAP diluted earnings per share from continuing operations) that exclude employee stock compensation, employee severance, special charges for restructuring and contract termination settlement proceeds. Management excludes these items because it believes that the non-GAAP measures enhance an investor's overall understanding of STEC's financial performance and future prospects by being more reflective of the Company's core, recurring operational activities and to be more comparable with the results of the Company over various periods. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Guidance is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of such items. Difficulties in forecasting the non-GAAP items include the timing of issuing employee stock compensation, which could impact the valuation and related expense, and the timing of receiving incentive grant income from the Malaysian government. These items could be materially significant in the Company's GAAP results in any period. By disclosing non-GAAP financial measures, management intends to provide investors with a more meaningful, consistent comparison of the Company's core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies' financial information and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in tables included in this release. Certain amounts reported in prior releases may have been reclassified to conform to the current quarter's non-GAAP presentation.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements concerning growing acceptance, adoption and qualification of SSDs within the Enterprise storage markets; anticipated postponement or reduction of sales due to the impact of the recent earthquake and tsunami in Japan on some of STEC's customers; expected cost advantages; the benefits from CellCare and other developing technologies; the capabilities and performance of STEC's products; the rapidly evolving storage industry; and expected second quarter 2011 revenue and earnings per share. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. Although STEC believes that the forward-looking statements contained in this release are reasonable, it can give no assurance that its expectations will be fulfilled. Important factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed in filings with the Securities and Exchange Commission made from time to time by STEC, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The information contained in this press release is a statement of STEC's present intention, belief or expectation. STEC may change its intention, belief, or expectation, at any time and without notice, based upon any changes in such factors, in STEC's assumptions or otherwise. STEC undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

STEC, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	March 31, 2011	December 31, 2010
ASSETS:
Current Assets:
Cash and cash equivalents	$ 190,819	$ 170,457
Accounts receivable, net of allowances of $4,073 at March 31, 2011 and
$3,853 at December 31, 2010	40,847	47,831
Inventory	81,669	88,968
Other current assets	4,726	4,606
Total current assets	318,061	311,862

Leasehold interest in land	2,584	2,596
Property, plant and equipment, net	33,466	35,037
Goodwill	1,682	1,682
Other long-term assets	4,940	5,173
Deferred income taxes	13,554	9,304
Total assets	$ 374,287	$ 365,654

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current Liabilities:
Accounts payable	$ 10,408	$ 25,762
Accrued and other liabilities	15,147	13,470
Total current liabilities	25,555	39,232

Long-term income taxes payable	5,948	4,248

Commitments and contingencies	--	--
Shareholders' Equity:
Preferred stock, $0.001 par value, 20,000 shares authorized, no shares
issued and outstanding	--	--
Common stock, $0.001 par value, 100,000 shares authorized, 51,413 shares issued issued and outstanding as of March 31, 2011 and 51,046 shares issued
and outstanding as of December 31, 2010	51	51
Additional paid-in capital	175,589	169,127
Retained earnings	167,144	152,996
Total shareholders' equity	342,784	322,174
Total liabilities and shareholders' equity	$ 374,287	$ 365,654

STEC, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2011	2010
Net revenues	$ 94,944	$ 38,809
Cost of revenues	54,671	25,623
Gross profit	40,273	13,186

Sales and marketing	5,666	3,796
General and administrative	7,409	6,939
Research and development	12,000	9,654
Special charges	--	(66)
Total operating expenses	25,075	20,323

Operating income (loss)	15,198	(7,137)
Other expense	47	134
Income (loss) from operations before income taxes	15,151	(7,271)

Provision (benefit) for income taxes	1,003	(1,918)
Net income (loss)	14,148	(5,353)

Net income (loss) per share:
Basic	$ 0.28	$ (0.11)
Diluted	$ 0.27	$ (0.11)

Shares used in per share computation:
Basic	51,225	50,314
Diluted	52,691	50,314

STEC, INC.

Non-GAAP Reconciliations

The non-GAAP financial measures included in the following tables are non-GAAP gross profit, non-GAAP gross profit percentage, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin percentage, non-GAAP income from continuing operations and non-GAAP diluted earnings per share from continuing operations, which adjust for the following items: (a) employee stock compensation expense, (b) employee severance, (c) special charges related to restructuring costs and (d) contract termination settlement proceeds. Management believes these non-GAAP financial measures enhance an investor's overall understanding of the Company's financial performance and future prospects by being more reflective of the Company's core, recurring operational activities and are more comparable with the results of the Company over various periods. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies' financial information and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Details of the items excluded from GAAP financial results in calculating non-GAAP financial measures are as follows:

a) Employee stock compensation costs incurred in connection with Accounting Standards Codification 718, "Compensation -- Stock Compensation," have been excluded as management omits these expenses when evaluating its core operating activities, for strategic decision making, forecasting future results and evaluating current performance.

b) Employee severance relates to one-time costs incurred related to the termination of certain U.S.-based employees. The Company provides compensation to certain employees as an accommodation upon termination of employment without cause. Management believes that excluding severance costs from operating results provides investors with a better means for measuring current Company performance.

c) Special charges relate to a restructuring plan that the Company implemented during the first quarter of 2009. The Company completed the first phase of the restructuring plan at the end of the first quarter of 2010 and started the second phase of the restructuring plan in the second quarter of 2010. These charges include expenses related to a reduction in the Company's workforce and asset impairment charges. The special charges primarily impacted U.S.-based operations and employees as part of the overall transition of certain operations to the Company's facility in Penang, Malaysia. Management believes that costs incurred in connection with the restructuring plan, which were primarily related to workforce reduction severance costs and consolidation of facilities expenses are non-recurring in nature and should be excluded when evaluating core operations.

d) During the fourth quarter of 2010, the Company received proceeds in conjunction with a settlement received from a customer related to a termination of a contract. Since the contract settlement proceeds are non-recurring, management believes that it should be excluded when evaluating core operations.

STEC, INC.
Schedule Reconciling GAAP Income From Continuing Operations to Non-GAAP Income From Continuing Operations
($ in thousands, except per share amounts)
(unaudited)

	For the Quarters Ended
	March 31,	March 31,	December 31,
	2011	2010	2010
GAAP income from continuing operations	$ 14,148	$ (5,353)	$ 17,498

The non-GAAP amounts have been adjusted to exclude the
following items:

Excluded from cost of sales:
Employee stock compensation (a)	$ 99	$ 91	$ 95
	99	91	95
Excluded from operating expenses:
Employee stock compensation (a)	2,672	1,762	2,554
Employee severance (b)	--	84	--
Special charges - restructuring costs (c)	--	(66)	413
	2,672	1,780	2,967
Excluded from other income:
Contract termination settlement proceeds (d)	--	--	(2,000)
	--	--	(2,000)

Total non-GAAP adjustments before income tax	2,771	1,871	1,062
Income tax effect on non-GAAP adjustments	(129)	(494)	(83)

Net effect of adjustments to GAAP net income	2,642	1,377	979
Non-GAAP income from continuing operations	$ 16,790	$ (3,976)	$ 18,477

GAAP diluted earnings per share from continuing operations	$ 0.27	$ (0.11)	$ 0.34
Impact of non-GAAP adjustments on diluted earnings per share	0.05	0.03	0.01
Non-GAAP diluted earnings per share from continuing operations	$ 0.32	$ (0.08)	$ 0.35

(a) - (d) See corresponding footnotes above.

STEC, INC.
Selected Non-GAAP Financial Information
($ in thousands)
(unaudited)

	For the Quarters Ended
	March 31,	March 31,	December 31
	2011	2010	2010

GAAP gross profit	$ 40,273	$ 13,186	$ 42,488
Employee stock compensation (a)	99	91	95
Non-GAAP gross profit	$ 40,372	$ 13,277	$ 42,583

GAAP gross profit %	42.4%	34.0%	45.2%
Effect of reconciling item on gross profit %	0.1%	0.2%	0.1%
Non-GAAP gross profit %	42.5%	34.2%	45.3%

GAAP operating expenses	$ 25,075	$ 20,323	$ 25,687
Employee stock compensation (a)	(2,672)	(1,762)	(2,554)
Employee severance (b)	--	(84)	--
Special charges - restructuring costs (c)	--	66	(413)
Non-GAAP operating expenses	$ 22,403	$ 18,543	$ 22,720

GAAP operating income (loss)	$ 15,198	$ (7,137)	$ 16,801
Employee stock compensation (a)	2,771	1,853	2,649
Employee severance (b)	--	84	--
Special charges - restructuring costs (c)	--	(66)	413
Non-GAAP operating income	$ 17,969	$ (5,266)	$ 19,863

GAAP operating margin %	16.0%	-18.4%	17.9%
Effect of reconciling items on operating margin %	2.9%	4.8%	3.2%
Non-GAAP operating margin %	18.9%	-13.6%	21.1%

(a) - (c) Refer to the corresponding footnotes above.
CONTACT: STEC, Inc.
         Mitch Gellman, Vice President of Investor Relations
         (949) 260-8328
         ir@stec-inc.com